UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________________________

FORM 8-K
_________________________________________

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 25, 2019 (October 21, 2019)

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Cool Holdings, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number: 001-32217

Maryland	33-0599368
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2001 NW 84th Avenue

Miami, FL 33122
(Address of principal executive offices, including zip code)

(858) 373-1675
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AWSM	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01Entry into a Material Definitive Agreement.

On October 21, 22, 23 and 24, 2019, Cool Holdings, Inc. (the “Company”) entered into amendment agreements (the “Amendments”) with various debt holders (the “Holders”) to convert the outstanding aggregate principal amount of $8,964,450.02 of convertible notes and promissory notes held by the Holders, and $637,787.19 of interest accrued thereon, into shares of common stock of the Company (the “Equity Securities”) at a conversion price of $0.51 per Equity Security (the “Conversion Price”).

The Holders that entered into Amendments with the Company consist of holders of: (i) a principal amount of $183,334.00 pursuant to 0% senior convertible notes issued in January 2018; (ii) a principal amount of $2,100,000.00 pursuant to 12.0% unsecured convertible notes (the “Convertible Notes”) issued in October 2018; (iii) a principal amount of $820,000.00 pursuant to Convertible Notes issued in November 2018; (iv) a principal amount of $1,600,000.00 pursuant to Convertible Notes issued in May 2019; (v) a principal amount of $175,000.00 pursuant to Convertible Notes issued in July 2019; (vi) a principal amount of $175,000.00 pursuant to Convertible Notes issued in August 2019; (vii) a principal amount of $1,500,000.00 pursuant to Convertible Notes issued in September 2019; and (viii) a principal amount of $2,411,116.02 pursuant to 4.02% and 8.0% promissory notes issued in April 2018 and September 2018, respectively. In total, the Amendments have resulted in the conversion of $9,602,237.21 of indebtedness into 18,827,934 Equity Securities.

The Amendments also amended the exercise price of certain existing warrants (the “Existing Warrants”) held by Holders to $0.51 per share, and further adjusted the number of such Existing Warrants outstanding to be equal to the outstanding principal amount of the debt held by each Holder, divided by the Conversion Price.  Additionally, under the Amendment, where Holders did not otherwise have Existing Warrants of the Company, or such Existing Warrants were cancelled, such Holders were issued such number of warrants (the “New Warrants”) to purchase Equity Securities or shares of preferred stock, as applicable.  The New Warrants are exercisable for three-years at the Conversion Price, as is equal to the outstanding aggregate principal amount of debt held by such Holder, divided by the Conversion Price.

The foregoing is a summary of certain material terms and conditions of the Amendment and Maturity Date Extension, and is not a complete description thereof. Accordingly, the foregoing is qualified in its entirety by reference to the full text of the form of first amendments, acknowledgment agreement, second amendment and form of amendment no. 1 attached to this Current Report on Form 8-K as Exhibits 4.1 to 4.10, and incorporated herein by reference.

Item 3.02Unregistered Sales of Equity Securities.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.  The issuance of Equity Securities and warrants was made in reliance on the exemption from registration provided by Section 3(a)(9) the Securities Act of 1933, as amended, since the Equity Securities and warrants were issued in exchange for debt securities or warrants of the Company held by the Holders where no commission or other remuneration was paid or given, directly or indirectly, for soliciting such exchange.

Item 9.01. Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description
4.1	Form of First Amendment to January 2018 0% Unsecured Convertible Note
4.2	Form of First Amendment to May 2019 12.0% Unsecured Convertible Note
4.3	Form of First Amendment to July 2019 12.0% Unsecured Convertible Note
4.4	Form of First Amendment to August 2019 12.0% Unsecured Convertible Note
4.5	Form of First Amendment to September 2019 12.0% Unsecured Convertible Note
4.6	Acknowledgment Agreement for April 2018 4.02% Unsecured Promissory Note
4.7	Second Amendment for September 2018 8.0% Unsecured Promissory Note
4.8	Form of First Amendment to October 2018 12.0% Unsecured Convertible Note

4.9	Form of Second Amendment to October 2018 12.0% Unsecured Convertible Note
4.10	Form of First Amendment to November 2018 12.0% Unsecured Convertible Note

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cool Holdings, Inc.
Date:	October 25, 2019	By:	/s/ Vernon A. LoForti
Vernon A. LoForti
Chief Financial Officer